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                                                                   Exhibit 10.21


                         STOCKHOLDERS' VOTING AGREEMENT



     Agreement made this 7th day of May, 1996, by and among FlexiInternational Software, Inc., a Delaware corporation (the "Company"), William Blair Capital Partners V, L.P. ("WBC"), Menlo Ventures VI, L.P. ("Menlo VI"), Menlo Entrepreneurs Fund VI, L.P. ("Entrepreneurs VI"), Primus Capital Fund III Limited Partnership ("Primus"), Furman Selz SBIC, L.P. ("Furman Selz") and Terrence M. Quinn (individually, a "Purchaser" and collectively, the "Purchasers"), Stefan R. Bothe, Jennifer V. Cheng and James W. Schenck (individually, a "Founder" and collectively, the "Founders"), Christopher McManus ("McManus"), Comdisco, Inc. ("Comdisco"), CDC Realty, Inc. ("Realty") and The Connecticut Development Authority ("CDA"). The Purchasers, the Founders, McManus, Realty, Comdisco, Realty and CDA are sometimes referred to in this Agreement collectively as the "Stockholders."

                                    RECITALS:

     1. The Founders, certain Purchasers and McManus own certain outstanding shares of the Common Stock of the Company; Menlo VI, Entrepreneurs VI, Primus and McManus own certain outstanding shares of Series A Convertible Preferred Stock of the Company; and WBC, Menlo VI, Entrepreneurs VI, Primus and Comdisco own certain outstanding shares of Series B Convertible Preferred Stock of the Company;

     2. Realty and Comdisco own certain warrants to purchase Series A Convertible Preferred Stock and Series B Convertible Preferred Stock of the Company, the Founders and certain Purchasers own certain options and warrants to purchase Common Stock of the Company, and CDA owns certain warrants to purchase Common Stock of the Company and is the holder of a promissory note convertible into Common Stock of the Company;

     3. The Purchasers are purchasing, concurrently herewith, certain shares of capital stock of the Company pursuant to the Series C Preferred Stock Purchase Agreement of even date herewith (the "Purchase Agreement"); and

     4. The Purchasers and Founders wish to provide for their representation on the Board of Directors of the Company in the manner set forth below.

     In consideration of the mutual covenants contained herein and the consummation of the sale and purchase of shares of capital stock of the Company pursuant to the Purchase Agreement, and for other valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:


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     1.   VOTING OF SHARES.

          (a) In any and all elections of directors of the Company (whether at a meeting or by written consent in lieu of a meeting), each Stockholder shall vote or cause to be voted all Shares (as defined in Section 2 below) owned by such Stockholder, or over which such Stockholder has voting control, and otherwise use such Stockholder's respective best efforts, so as to fix the number of directors of the Company at nine (9) and to elect (i) one (1) member designated by Menlo VI, (ii) one (1) member designated by Primus, (iii) one (1) member designated by WBC, (iv) one (1) member designated by Furman Selz, (v) three (3) members designated by the Founders (by action of the holders of a majority of the Shares held by all Founders) and (vi) two (2) members agreed to by a majority of the directors designated by the Founders and by a majority of the directors designated by Menlo VI, Primus, WBC and Furman Selz, respectively. The director initially designated by Menlo VI is Thomas H. Bredt, the director initially designated by Primus is Jonathan E. Dick, the director initially designated by WBC is Ellen Carnahan and the director initially designated by Furman Selz is James Luikart. The directors initially designated by the Founders are Stefan R. Bothe, Jennifer V. Cheng and James W. Schenck. The directors agreed to by a majority of the directors designated by the Founders and a majority of the directors designated by Menlo VI, Primus, WBC and Furman Selz, respectively, are, subject to such agreement, Tarek Kettaneh and John Landry.

          (b) The Company shall provide the Stockholders with 30 days' prior written notice of any intended mailing of a notice to stockholders for a meeting at which directors are to be elected. Menlo VI, Primus, WBC, Furman Selz and the Founders shall give written notice to all other parties to this Agreement, no later than 20 days prior to such mailing, of the persons designated by Menlo VI, Primus, WBC, Furman Selz and the Founders as nominees for election as directors. The Company agrees to nominate and recommend for election as directors only the individuals designated, or to be designated, pursuant to Section 1(a). If Menlo VI, Primus, WBC, Furman Selz or the Founders shall fail to give notice to the Company as provided above, or if no nominee is agreed upon pursuant to Section 1(a)(vi), it shall be deemed that the designees of Menlo VI, Primus, WBC, Furman Selz or the Founders, or the designees jointly designated pursuant to Section 1(a)(vi), as the case may be, then serving as directors shall be their respective designees for reelection.

          (c) Neither the Purchasers nor the Founders shall vote to remove any director designated pursuant to Section 1(a) except for bad faith or willful misconduct; provided, however, that any Purchaser or Founder that has the right under Section 1(a) to designate a director, shall have the right to remove such director for any reason and replace such director (or leave the directorship vacant with the reservation of the right of such Purchaser or Founder to fill such vacancy in the future) and upon receiving notice of a request to do so, each Stockholder shall take all actions necessary to remove such director and elect his or her replacement.

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          (d) Any Purchaser which is a holder of any shares of Series A, Series
B or Series C Preferred Stock (the "Preferred Stock") shall, with respect to any matter requiring a vote of the Preferred Stock (voting together as a single class of Preferred Stock) under Article FOURTH (B)(3)(b) of the Company's Certificate of Incorporation, vote all the shares of Preferred Stock held by such Purchaser in the manner directed by mutual agreement of three (3) of the following: WBC, Menlo VI, Primus and Furman Selz; provided, however, that in the event that three (3) of the foregoing Purchasers cannot agree with respect to any matter requiring a vote of Preferred Stock under such Article FOURTH
(B)(3)(b), all Purchasers shall abstain from voting with respect to such matter.

     2. SHARES. "Shares" shall mean and include any and all shares of Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock, Common Stock and/or shares of capital stock of the Company, by whatever name called, which carry voting rights (including voting rights which arise by reason of default) and shall include any shares now owned or subsequently acquired by a Stockholder, however acquired, including without limitation stock splits and stock dividends.

     3. TERMINATION. This Agreement shall terminate in its entirety on the earliest of (a) the tenth anniversary of the date of this Agreement, or (b) the closing of the Company's initial public offering of shares of Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended, at a price of not less than $3.30 per share (appropriately adjusted to reflect any stock dividend, stock split, combination or other recapitalization affecting such shares) and resulting in at least $10,000,000 of gross proceeds to the Company.

     4. NO REVOCATION. The voting agreements contained herein are coupled with an interest and may not be revoked, except by written consent of all of the Stockholders.

     5.   INDEMNIFICATION. In the event that any director elected pursuant to
Section 1 of this Agreement shall be made or threatened to be made a party to any action, suit or proceeding with respect to which he may be entitled to indemnification by the Company pursuant to its Certificate of Incorporation or By-Laws, or otherwise, he shall be entitled to be represented in such action, suit or proceeding by counsel of his choice and the reasonable expenses of such representation shall be reimbursed by the Company to the extent provided in or authorized by said Certificate of Incorporation or By-laws. Each of the Stockholders agrees not to take any action to amend any provisions of the Certificate of Incorporation or the By-Laws of the Company relating to indemnification of directors, as presently in effect, without the prior written consent of all of the Stockholders.


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     6.   RESTRICTIVE LEGEND. All certificates representing Shares owned or hereafter acquired by the Stockholders or any transferee of the Stockholders bound by this Agreement shall have affixed thereto a legend substantially in the following form:

          "The shares of stock represented by this certificate are subject to certain voting agreements as set forth in a Stockholders' Voting Agreement by and among the registered owner of this certificate, the Company and certain other stockholders of the Company, a copy of which is available for inspection at the offices of the Secretary of the Company."

     7. TRANSFERS OF RIGHTS. Any transferee to whom Shares are transferred by a Purchaser, whether voluntarily or by operation of law, shall be bound by the voting obligations imposed upon the transferor under this Agreement, and shall be entitled to the rights granted to the transferor under this Agreement, to the same extent as if such transferee were a Purchaser hereunder.

     8.   GENERAL.

          (a) SEVERABILITY. The provisions of this Agreement are severable, so that the invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other term or provision of this Agreement, which shall remain in full force and effect.

          (b) SPECIFIC PERFORMANCE. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each Purchaser shall be entitled to specific performance of the agreements and obligations of the Company and the Stockholders hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

          (c) GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

          (d) NOTICES. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered by hand or mailed by first class certified or registered mail, return receipt requested, postage prepaid:

     If to the Company, at Two Enterprise Drive, Shelton, Connecticut 06484,
Attention: Chairman, or at such other address or addresses as may have been furnished in writing by the Company to the Purchasers, with a copy to John K.P. Stone, III, Esq., Hale and Dorr, 60 State Street, Boston, MA 02109;


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     If to the Purchasers, at the address shown on Exhibit A attached hereto, or at such other address or addresses as may have been furnished to the Company in writing by such Purchaser, with a copy to Steven M. Spurlock, Esq., Gunderson Dettmer Stough Villeneuve Franklin & Hachigan, LLP, 600 Hansen Way, Second
Floor, Palo Alto, California 94304.

     If to the Founders, at Two Enterprise Drive, Shelton, Connecticut 06484, or at such other address or addresses as may have been furnished to the Company in writing by such Founders.

     If to McManus, at Offshore Asset Management, Inc., 191 Post Road West, Westport, CT 06880, or at such other address as may have been furnished to the Company in writing by McManus.

     If to Comdisco, at 6111 North River Road, Rosemont, Illinois 60018, or at such other address or addresses as may have been furnished to the Company in writing by Comdisco.

     If to Realty, at 6111 North River Road, Rosemont, Illinois 60018, or at such other address or addresses as may have been furnished to the Company in writing by Realty.

     If to CDA, at 845 Brook Street, STE 2, Rocky Hill, Connecticut 06067, or at such other address or addresses as may have been furnished to the Company in writing by CDA.

     Notices provided in accordance with this Section 8 shall be deemed delivered upon personal delivery or two business days after deposit in the mail.

          (e) COMPLETE AGREEMENT; AMENDMENTS. This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof, and the Stockholders' Voting Agreement dated as of January 20, 1995, as amended to date, among the Company, the Founders, McManus, Comdisco, CDA and certain of the Purchasers and their affiliates, is hereby terminated. No amendment, modification or termination of any provision of this Agreement shall be valid unless in writing and signed by the Company, the holders of a majority of the voting power of the Shares then held by all the Founders and the holders of 80% of the voting power of the Shares then held by all the

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Purchasers; provided, however that no amendment that affects a Stockholder's right to designate a director hereunder shall be effective without the consent of such Stockholder.

          (f) PRONOUNS. Whenever the content may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

          (g) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall constitute one Agreement binding on all the parties hereto.

          (h) CAPTIONS. Captions of sections have been added only for convenience and shall not be deemed to be a part of this Agreement.

     IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the day and year first above written.

     COMPANY:

     FlexiInternational Software, Inc.


     By:/s/ Stefan R. Bothe
        --------------------------------
        Title:
               -------------------------

     FOUNDERS:


     /s/ Stefan R. Bothe
     -----------------------------------
     Stefan R. Bothe


     /s/ Jennifer V. Cheng
     -----------------------------------
     Jennifer V. Cheng


     /s/ James W. Schenck
     -----------------------------------
     James W. Schenck



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PURCHASERS:

     William Blair Capital Partners V, L.P.

     By: William Blair Capital Management
         Company, L.L.C.,
         its General Partner


     By:/s/ Ellen Carnahan
        --------------------------------
        Managing Director

     Menlo Ventures VI, L.P.

     By:      MV Management VI, L.P.,
              its General Partner


     By:/s/ Thomas H. Bredt
        --------------------------------
        General Partner

     Menlo Entrepreneurs Fund VI, L.P.

     By:  MV Management VI, L.P.,
          its General Partner

     By:/s/ Thomas H. Bredt
        --------------------------------
        General Partner

     Primus Capital Fund III
     Limited Partnership

     By:  Primus Venture Partners III
          Limited Partnership,
          its General Partner

     By:  Primus Venture Partners, Inc.,
          its General Partner


     By:/s/ Jonathan E. Dick
        --------------------------------
        Title: Executive Vice President



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     Furman Selz SBIC, L.P.

     By:  Furman Selz SBIC Investments LLC,
          its General Partner


     By:/s/ James Luikart
        --------------------------------
        Title: Vice President



     /s/ Terrence M. Quinn
     -----------------------------------
     Terrence M. Quinn



     /s/ Christopher McManus
     -----------------------------------
     Christopher McManus


     Comdisco, Inc.


     By:/s/ Jill C. Hanses
        --------------------------------
        Title:


     CDC Realty, Inc.


     By:/s/ Jill C. Hanses
        --------------------------------
        Title:


     The Connecticut Development Authority


     By:/s/ [not eligible]
        --------------------------------
        Title: Senior Vice President and
               Managing Director


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                                    EXHIBIT A

                             SCHEDULE OF PURCHASERS



NAME AND ADDRESS

William Blair Capital Partners V, L.P.
222 West Adams Street
Chicago, IL 60606

Menlo Ventures VI, L.P.
3000 Sand Hill Road
Building 4, Suite 100
Menlo Park, CA  94025

Menlo Entrepreneurs
  Fund VI, L.P.
3000 Sand Hill Road
Building 4, Suite 100
Menlo Park, CA  94025

Primus Capital Fund III
  Limited Partnership
Suite 2700
One Cleveland Center
Cleveland, OH  44114

Furman Selz SBIC, L.P.
230 Park Avenue
New York, NY  10169

Terrence M. Quinn
230 Park Avenue
New York, NY  10169




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